SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
October 5, 2005
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     Executive Officer Compensation
     On October 5, 2005, the Company’s Compensation Committee approved salaries for executive officers of the Company, and also approved an increase in one executive officer’s target cash bonus under the Company’s Business Unit Bonus Plan.
     Base salaries in the following amounts were approved for the following executive officers, retroactively effective to September 26, 2005:

Dee T. Allsop	$260,000
Leonard R. Bayer	$318,000
Dennis K. Bhame	$198,000
Arthur Coles	$270,000
Frank Connolly	$315,000
Aled Morris	£150,000
George Terhanian	$255,000
David Vaden	$260,000
     The salary arrangements are under employment agreements and unwritten arrangements more particularly described in Exhibit 10.1 to this Current Report on Form 8-K, incorporated herein by reference.
     Salary and bonus arrangements for Gregory T. Novak, the Company’s Chief Executive Officer, are described in the Company’s Current Report on Form 8-K filed on October 3, 2005 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     Exhibits.

Exhibit 10.1	Description of Executive Officer Compensation Arrangements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
	By:	/s/ Frank J. Connolly, Jr.
	Name:	Frank J. Connolly, Jr.
Dated: October 12, 2005	Title:	Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Description of Executive Officer Compensation Arrangements